UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 7, 2007
MoneyGram International, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31950	16-1690064

(Commission File Number)	(IRS Employer Identification No.)

1550 Utica Avenue South, Minneapolis, Minnesota	55416

(Address of Principal Executive Offices)	(Zip Code)
(952) 591-3000

(Registrant’s Telephone Number, Including Area Code)
None

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On March 7, 2007, Phil Milne, Chief Executive Officer of MoneyGram International, Inc. will speak at an Investor Conference at the Company’s headquarters in Minneapolis, Minnesota. The presentation will begin at 8:30 a.m. CST and will be audio-webcast on the Investor Relations section of MoneyGram’s website at www.moneygram.com.. A copy of the presentation is furnished herewith as Exhibit 99.01.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

	By:	/s/ Teresa H. Johnson

	Name:	Teresa H. Johnson
	Title:	Executive Vice President, General Counsel and Secretary

Date: March 7, 2007

EXHIBIT INDEX

Exhibit No.	Description of Document
99.01	Investor Conference Presentation dated March 7, 2007